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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30392) of Calico Commerce Inc. of our report dated June 28, 2000 relating to the financial statements which appears in this Form 10-K.


/s/  PricewaterhouseCoopers LLP

San Jose, California
June 28, 2000